REGISTRANT NAME Vanguard Morgan Growth Fund

CIK No. 0000068138
File No. 811-1685



EXHIBIT INDEX

The exhibit to Item number 77P is hereby Incorporated by Reference, see File Number 2-11444, filed on 7/19/2000.